                        THE ADVISORS' INNER CIRCLE FUND

                              Investment Adviser:
                          HGK ASSET MANAGEMENT, INC.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Portfolio"), which is a separate series of the Fund.

                             HGK FIXED INCOME FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 28, 1997 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



February 28, 1997

HGK-F-001-04

                                    SUMMARY

The following provides basic information about the HGK Fixed Income Fund (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

What is the Investment Objective? The Portfolio seeks total return through current income and capital appreciation consistent with the preservation of capital.

What are the Permitted Investments? The Portfolio intends to invest primarily in U.S. dollar denominated fixed income securities. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

What are the Risks Involved with an Investment in the Portfolio? An investment in the Portfolio entails certain risks and considerations of which investors should be aware. The Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate. Values of fixed income securities and, correspondingly, of mutual funds invested in such securities, such as the Portfolio, generally tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The Portfolio may invest in securities that have speculative characteristics. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities, including prepayment risk, which may vary depending on the type of asset. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

Who is the Adviser? HGK Asset Management, Inc. (the "Adviser") serves as the investment adviser of the Portfolio. See "Expense Summary" and "The Adviser."

Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

Who is the Transfer Agent? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund. See "The Transfer Agent."

Who is the Distributor? SEI Financial Services Company (the "Distributor") acts as the distributor of the Portfolio's shares. See "The Distributor."

Is There a Sales Load? No, shares of the Portfolio are offered on a no-load basis.

Is There a Minimum Investment? The Portfolio has a minimum initial investment of $2,000, which the Distributor may waive at its discretion.

How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. To open an account by wire, you must first call 1-800-808-4921. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

How are Distributions Paid? The Portfolio distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends declared daily and paid monthly. Shares normally begin earning dividends within two Business Days after the purchase order is effective. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

                                                           HGK FIXED INCOME FUND
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases.....................................None
Maximum Sales Load Imposed on Reinvested Dividends..........................None
Deferred Sales Load.........................................................None
Redemption Fees(1)..........................................................None
Exchange Fees...............................................................None
--------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.



ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                           HGK FIXED INCOME FUND
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (2)..................................... 0.00%
Other Expenses (after reimbursements)..................................... 1.00%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers and reimbursements) (2)....... 1.00%
--------------------------------------------------------------------------------

(2) The Adviser has, voluntarily agreed to waive all or a portion of its fees for, and reimburse expenses of, the Portfolio to the extent necessary in order to limit total operating expenses to an annual rate of not more than 1.00% of the Portfolio's average daily net assets. Absent such waivers and reimbursements, Advisory Fees, Other Expenses and Total Operating Expenses for the Portfolio would be .50%, 1.01% and 1.51%, respectively.


EXAMPLE

                                                                            HGK FIXED INCOME FUND
---------------------------------------------------------------------------------------------------
                                                         1 year    3 years    5 years    10 years
---------------------------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment assuming (1) 5%
  annual return and (2) redemption at the end of         $10       $32        $55        $122
  each time period:
---------------------------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolio. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             The Advisors' Inner Circle Fund

The following information on the HGK Fixed Income Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 6, 1996 on the Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements and additional performance information are contained in the Annual Report to Shareholders, which is available without charge by calling 1-800-932-7781.

For a Share of the Portfolio Outstanding Throughout the Period:

                                                                    HGK Fixed
                                                                      Income
                                                                       Fund
--------------------------------------------------------------------------------
                                                        11/01/95    11/03/94(1)
                                                           to           to
                                                        10/31/96     10/31/95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............      $10.88         $10.00
--------------------------------------------------------------------------------
Income From Investment Operations:
     Net Investment Income........................        0.61           0.67
     Realized and Unrealized
        Gains (or Losses) on Securities...........       (0.17)          0.88
--------------------------------------------------------------------------------
Total From Investment Operations..................        0.44           1.55
--------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income..........       (0.61)         (0.67)
Distributions From Capital Gains..................       (0.42)            --
        Total Distributions.......................       (1.03)         (0.67)
--------------------------------------------------------------------------------
Net Asset Value, End of Period....................      $10.29         $10.88
--------------------------------------------------------------------------------
Total Return......................................        4.29%         16.07%*
--------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End Of Period (000)...................     $12,515        $10,420
Ratios Of Expenses To Average Net Assets..........        1.00%        1.00%*
Ratio Of Expenses To Average Net Assets
   (Excluding Fee Waivers and Reimbursements).....        1.51%        2.37%*
Ratio Of Net Income To Average
   Net Assets.....................................        5.92%        6.38%*
Ratio Of Net Income to Average Net Assets
   (Excluding Waivers and Reimbursements).........        5.41%        5.01%*
Portfolio Turnover Rate...........................      264.02%      300.48%
================================================================================

   * Annualized
(1)  The HGK Fixed Income Fund commenced operations on November 3, 1994.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of separately-managed mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Fund's HGK Fixed Income Fund (the "Portfolio"), a diversified portfolio. Information regarding the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks total return through current income and capital appreciation consistent with the preservation of capital. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The Portfolio will normally invest at least 65% of its total assets in the following U.S. dollar denominated fixed income securities: (i) U.S. Treasury obligations, including STRIPS; (ii) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; (iii) corporate bonds and debentures issued by U.S. and foreign issuers and, at the time of purchase, rated in one of the four highest rating categories assigned by a nationally recognized statistical rating organization (an "NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch"), or, if not rated, determined to be of comparable quality by the Adviser; (iv) securities of the government of Canada and its provincial and local governments; and (v) securities of foreign governments.

The Portfolio may also invest up to 35% of its total assets in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and asset-backed securities meeting the rating quality criteria described above. Under normal conditions, the Portfolio may also hold up to 20% of its total assets in cash or investments in repurchase agreements or money market instruments, described below under "In General," in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio may also invest up to 5% of its net assets in stripped mortgage-backed securities, including securities that receive interest-only payments and other securities that receive principal-only payments.

The Portfolio may purchase zero coupon obligations and securities that pay interest on a variable or floating rate basis. The Portfolio may invest up to 15% of its net assets in restricted securities.

The Adviser may purchase securities with any stated remaining maturity. However, under normal circumstances, the Portfolio expects to maintain a dollar weighted average remaining maturity of approximately 10 years. In determining the maturity of mortgage-backed securities, the Portfolio will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages.

In General

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies.

The Adviser seeks to achieve the Portfolio's investment objective by outperforming the Lehman Government Corporate Bond Index while taking less risk and protecting the Portfolio's principal. The Adviser attempts to maintain a relatively duration-neutral posture versus the Lehman Government Corporate Bond Index (that is, maintaining a maximum 10% over- or under-weighting relative to the duration of such Index), while adding value through the overweighting of particular sectors or areas of the yield curve. The Adviser believes that by not including large interest rate bets or sizable duration shifts in its strategy, it can reduce the volatility of returns and limit the loss of principal.

Debt rated BBB or Baa is regarded as having an adequate capacity to pay interest and repay principal. (Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.)

In the event any security held by the Portfolio is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security.

The Portfolio's turnover rate for the fiscal year ended October 31, 1996 was 264.02%. A portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy of finding market pricing inefficiencies rather than forecasting interest rates. The Adviser may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A Portfolio turnover rate in excess of 100% may result in higher transaction costs to the Portfolio and may increase the amount of taxes payable by the Portfolio's shareholders.

For a further discussion of the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation,
(i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies.

4. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets.

The foregoing percentages will apply at the time of the purchase of a security, except for the percentage limitations specified in paragraph 4 above, which will apply at all times.

THE ADVISER

HGK Asset Management, Inc. (the "Adviser") was incorporated in 1983 by three principals, Jeffrey T. Harris, Warren A. Greenhouse and Joseph E. Kutzel. The Adviser has provided equity, fixed income and balanced fund management of individually structured portfolios since its inception. As of January 31, 1996, total assets under management were approximately $1.6 billion. The principal business address of the Adviser is 17 State Street, 15th Floor, New York, New York 10004.

On July 14, 1995, a minority shareholder of the Adviser filed a petition requesting judicial dissolution of the Adviser, alleging that the Adviser had engaged in "oppressive actions" towards him by terminating his employment and removing him as a director. The Court found in favor of the minority shareholder, but held in abeyance the issue of whether dissolution of the Adviser is the proper remedy. Motions are currently pending before the Court relating to the value of the Adviser.

The Adviser serves as the Portfolio's investment adviser and makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

Gregory W. Lobo, Vice President, Senior Portfolio Manager of Fixed Income Securities, Anthony Santoliquido, Portfolio Manager of Fixed Income Securities and Patricia Bernabeo, Portfolio Manager of Fixed Income Securities have managed the Portfolio since its inception. Mr. Lobo has been with the Adviser since 1990. Mr. Santoliquido has been with the Adviser since 1993 and prior to that he was at Hilliard Farber and Co. Brokerage. Ms. Bernabeo has been with the Adviser since 1992 and prior to that was at New York University.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .50% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees for, and reimburse expenses of, the Portfolio to the extent necessary in order to limit total operating expenses to an annual rate of not more than 1.00% of the Portfolio's average daily net assets. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Portfolio. For the fiscal year ended October 31, 1996, the Adviser received an advisory fee of
 .00% of the Portfolio's average daily net assets, and the Adviser reimbursed expenses equal to .01% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the Portfolio's average daily net assets. However, the Portfolio pays the Administrator a minimum annual fee of $75,000, and consequently the annual administration fee the Portfolio pays will exceed .20% of the Portfolio's average daily net assets at low asset levels.

The Administrator also serves as shareholder servicing agent for the Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Fund's distributor. No compensation is paid to the Distributor for distribution services for the shares of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Portfolio directly through the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Portfolio may be made on a day on which the New York Stock Exchange is open for business (a "Business Day"). Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase.

The minimum initial investment in the Portfolio is $2,000 and subsequent purchases must be at least $1,000. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

Purchases by Mail

An account may be opened by mailing a check or other negotiable bank draft (payable to HGK Fixed Income Fund) for $2,000 or more, together with a completed Account Application to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009. Third-party checks, credit cards, credit card checks and cash will not be accepted. Subsequent investments may also be mailed directly to the Transfer Agent.

Purchases by Wire Transfer

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank; ABA #10-10-00695; for Account Number 98-7060-029-3; Further Credit: HGK Fixed Income Fund. The shareholder's name and account number must be specified in the wire.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

If a check received for the purchase of shares does not clear, the purchase will be cancelled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

Systematic Investment Plan

A shareholder may also arrange for periodic additional investments in the Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $25 per month. An Account Application form may be obtained by calling 1-800-932-7781.

Tax Deferred Investment

The Portfolio is eligible for investment by tax-deferred retirement programs such as 401(k) plans, Simplified Employee Pension Plans ("SEP accounts") and IRAs. The minimum initial investment amount for an account established under such programs is $2,000. All accounts established in the Portfolio under such programs must elect to have all dividends reinvested in the Portfolio.

Redemptions

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after a valid redemption order, in good form, is received. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that the investment being redeemed has been in the shareholder's account for a minimum of 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Systematic Withdrawal Plan

The Portfolio offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $50,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholder may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Additional Redemption Information

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Calculation of Net Asset Value

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of 4:00 p.m., Eastern time on any Business Day. The Portfolio will use a pricing service to provide market quotations. The pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security.

PERFORMANCE

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds and unmanaged indices. The performance of unmanaged indices may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders.
Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

Tax Status of the Portfolio

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; dividends of the Portfolio are not expected to qualify for this deduction. Any net capital gain will be distributed annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.

Certain securities purchased by the Portfolio (such as STRIPS, defined in "Description of Permitted Investments and Risk Factors" below) are sold with original issue discount and thus generally do not make periodic cash interest payments. The Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain state-specific conditions are satisfied. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular state.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

The Fund

The Fund, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

Trustees of the Fund

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

Voting Rights

Each share held entitles the shareholder of record to one vote. The Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting

The Fund issues unaudited financial information semiannually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781.
Purchase and redemption transactions should be made through the Transfer Agent by calling 1-800-808-4921.

Dividends and Distributions

The Portfolio declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on the first Business Day of each month. Shares purchased begin earning dividends on the Business Day following receipt of funds by the Transfer Agent. Normally, this will occur within two Business Days after an order is effective. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of the Portfolio are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of some permitted investments for the Portfolio, and the associated risk factors:

Asset-Backed Securities - Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

Bankers' Acceptances - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Certificates of Deposit - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial Paper - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

Fixed Income Securities - Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

Illiquid Securities - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

Mortgage-Backed Securities - Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


Government Pass-Through Securities:  These are securities that are issued or
----------------------------------
guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities:  These are mortgage-backed securities issued by
-------------------------------
a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS") that are rated in one of the top four rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs:  CMOs are debt obligations or multiclass pass-through certificates issued
----
by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs:  A REMIC is a CMO that qualifies for special tax treatment under the
------
Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Risk Factors:  Due to the possibility of prepayments of the underlying mortgage
------------
instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.
There can be no assurance that estimated average life will be a security's actual average life.

Repurchase Agreements - Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Restricted Securities - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration.

Securities of Foreign Governments - The Portfolio may invest in U.S. dollar denominated obligations or securities of the Government of Canada and its provincial and local governments and U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities. Permissible investments may consist of obligations of foreign branches of U.S. Banks and of foreign banks, including Yankee Certificates of Deposit. In addition, the Portfolio may invest in American Depositary Receipts. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Securities of Foreign Issuers - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.

Time Deposits - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. Government Agencies - Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. Treasury Obligations - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

Variable and Floating Rate Instruments - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.

The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued and Delayed Delivery Securities - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Zero Coupon Obligations - Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                               TABLE OF CONTENTS


SUMMARY......................................................................2
EXPENSE SUMMARY..............................................................4
THE FUND AND THE PORTFOLIO...................................................6
INVESTMENT OBJECTIVE AND POLICIES............................................6
INVESTMENT LIMITATIONS.......................................................8
THE ADVISER..................................................................9
THE ADMINISTRATOR...........................................................10
THE TRANSFER AGENT..........................................................10
THE DISTRIBUTOR.............................................................10
PURCHASE AND REDEMPTION OF SHARES...........................................10
PERFORMANCE.................................................................13
TAXES.......................................................................14
GENERAL INFORMATION.........................................................15
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.......................17

Fund:
THE ADVISORS' INNER CIRCLE FUND



Portfolio:
HGK FIXED INCOME FUND



Adviser:
HGK ASSET MANAGEMENT, INC.



Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:

SEI FUND RESOURCES



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ARTHUR ANDERSEN LLP



February 28, 1997

                                     Fund:
                        THE ADVISORS' INNER CIRCLE FUND

                                   Portfolio:
                             HGK FIXED INCOME FUND

                              Investment Adviser:
                           HGK ASSET MANAGEMENT, INC.


This Statement of Additional Information is not a prospectus and relates only to the HGK Fixed Income Fund (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolio and should be read in conjunction with the Portfolio's Prospectus dated February 28, 1997. The Prospectus for the Portfolio may be obtained by calling 1-800-932-7781.




                               TABLE OF CONTENTS

THE FUND................................................................ S - 2
DESCRIPTION OF PERMITTED INVESTMENTS.................................... S - 2
INVESTMENT LIMITATIONS.................................................. S - 3
THE ADVISER............................................................. S - 4
THE ADMINISTRATOR....................................................... S - 5
THE DISTRIBUTOR......................................................... S - 6
TRUSTEES AND OFFICERS OF THE FUND....................................... S - 6
COMPUTATION OF YIELD AND TOTAL RETURN.................................. S - 10
PURCHASE AND REDEMPTION OF SHARES...................................... S - 11
DETERMINATION OF NET ASSET VALUE....................................... S - 11
TAXES.................................................................. S - 11
PORTFOLIO TRANSACTIONS................................................. S - 13
DESCRIPTION OF SHARES.................................................. S - 15
SHAREHOLDER LIABILITY.................................................. S - 16
LIMITATION OF TRUSTEES' LIABILITY...................................... S - 16
5% SHAREHOLDERS........................................................ S - 16
EXPERTS................................................................ S - 17
FINANCIAL STATEMENTS................................................... S - 17


February 28, 1997

HGK-F-002-03

THE FUND

This Statement of Additional Information relates only to the HGK Fixed Income Fund (the "Portfolio"). The Portfolio is a separate series of the Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

The following sets forth certain information as a supplement to the "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors" sections of the Prospectus.

Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. The Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity of the instrument. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the Prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Certain of the permitted investments of the Portfolio may be restricted securities and the Adviser may invest up to 15% of the net assets of the Portfolio in restricted securities provided it determines that at the time of investment such securities are not illiquid (generally, an illiquid security cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A promulgated under the 1933 Act. Investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities are not subject to the foregoing limit on restricted securities.

Certain U.S. Government agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities.
Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or supported by the issuing agency's right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality.

INVESTMENT LIMITATIONS

The Portfolio may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Portfolio, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Portfolio security.

9. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13. Write or purchase puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

The Fund and HGK Asset Management Inc. (the "Adviser") have entered into an advisory agreement dated August 15, 1994 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal period ended October 31, 1995 and fiscal year ended October 31, 1996, the Adviser was paid $0 and $0, respectively, waived fees of $39,390 and $58,143 respectively, and reimbursed expenses of $68,886 and $1,464, respectively.

To the extent the Portfolio purchases securities of open end investment companies, the Adviser will waive its advisory fee on that portion of the Portfolio's assets invested in such securities.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR

The Fund and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Portfolio until August 15, 1999 and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' written notice to the other party. For the fiscal period ended October 31, 1995 and the fiscal year ended October 31, 1996, the Administrator received fees of $74,589 and $75,034 respectively, for the Portfolio.

The Fund and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds:
The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement dated November 14, 1991 ("Distribution Agreement"). The Distributor will not receive compensation for the distribution of shares of any Portfolio.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following:
The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc, High Mark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds(R), and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Financial Services Company.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Insurance Investment Products Trust, 1784 Funds(R), Pillar Funds, Rembrandt Funds, and Stepstone Funds.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-

1992, and MTrust Corp., 1985-1989. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI.
Trustee of the Arbor Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Insurance Investment Products Trust, The Advisors' Inner Circle Fund, and Marquis Funds(R).

FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

GENE PETERS (DOB 06/03/29)--- Trustee** -- 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-
1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of the Arbor Fund, Marquis Funds(R) and Advisors' Inner Circle Fund.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust, and SEI Institutional Investments Trust.

DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary, Deputy General Counsel of SEI, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH P. LYDON (DOB 09/27/59)-- Vice President and Assistant Secretary -- Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.

STEPHEN G. MEYER (DOB 07/12/65) -- Controller, Chief Financial Officer-Vice President and Controller of SEI Fund Resources since 1995. Director, Internal Audit and Risk Management, SEI Corporation, 1992-1995. Senior Associate, Coopers and Lybrand, 1990-1992.

TODD B. CIPPERMAN (DOB 01/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker Biddle & Reath (law firm) (1994-1996).
Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-
1993); Assistant Vice President - Operations of Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

-----------------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended October 31, 1996.


====================================================================================================================================

                                                                                                               Total Compensation

                                                                                                               From Registrant and
                            Aggregate                                                                          Fund Complex* Paid
                            Compensation From              Pension or Retirement      Estimated Annual         to Trustees for the
  Name of Person,           Registrant for the Fiscal      Benefits Accrued as        Benefits Upon            Fiscal Year
  Position                  Year Ended                     Part of Fund               Retirement               Ended October 31,
                            October 31, 1996               Expenses                                            1996
------------------------------------------------------------------------------------------------------------------------------------

  John T. Cooney            $ 9,859                              N/A                      N/A                  $9,859 for
                                                                                                               services on 1 board
------------------------------------------------------------------------------------------------------------------------------------

  Frank E. Morris           $10,006                              N/A                      N/A                  $10,006 for
                                                                                                               services on 1 board
------------------------------------------------------------------------------------------------------------------------------------

  Robert Patterson          $10,006                              N/A                      N/A                  $10,006
                                                                                                               for services on 1
                                                                                                               board
------------------------------------------------------------------------------------------------------------------------------------

  Eugene B. Peters          $10,006                              N/A                      N/A                  $10,006
                                                                                                               for services on 1
                                                                                                               board
------------------------------------------------------------------------------------------------------------------------------------

  James M. Storey, Esq.     $10,006                              N/A                      N/A                  $10,006
                                                                                                               for services on 1
                                                                                                               board
------------------------------------------------------------------------------------------------------------------------------------

  William M. Doran, Esq.    $     0                              N/A                      N/A                  $0 for service on 1
                                                                                                               board
------------------------------------------------------------------------------------------------------------------------------------

  Robert A. Nesher          $     0                              N/A                      N/A                  $0 for service on 1
                                                                                                               board
====================================================================================================================================


COMPUTATION OF YIELD AND TOTAL RETURN

From time to time, the Fund may advertise yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1996, the Portfolio's yield was 6.09%.




The total return of the Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1996 and for the period from November 3, 1994 (commencement of operations) through October 31, 1996, the total return was 4.29% and 9.99%, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolio are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Portfolio generally must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short-and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. The Portfolio intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for excise tax.

Any gain or loss recognized on a sale or redemption of shares of the Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, the Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

If the Portfolio fails to qualify as a RIC for any taxable year, it will be subject to tax on its taxable income at regular corporate rates. In such an event, all distributions from the Portfolio generally would be eligible for the corporate dividend received deduction.

State Taxes

The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Portfolio shareholders should consult with their tax advisers regarding the state and local tax consequences of investments in the Portfolio.

PORTFOLIO TRANSACTIONS

The Portfolio has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Fund, the Adviser is responsible for placing the orders to execute transactions for the Portfolio. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Portfolio invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolio. For the fiscal period ended October 31, 1996, the Portfolio directed no transactions to broker-dealers for research services.

It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

====================================================================================================================================

                                  Total $ Amount                               Total $ Amount of       Total Brokerage
                                   of Brokered                                      Brokered           Commissions Paid
                                   Transactions             Brokerage          Transactions With          to SFS in
         Brokerage                  for Last            Commissions Paid      Affiliate for Last      Connection With
      Commissions Paid                 Year               to Affiliates               Year                Repurchase
                                                                                                          Agreement
                                                                                                       Transactions for
                                                                                                           Last Year
------------------------------------------------------------------------------------------------------------------------------------

      $695                        $2,064,750            $0                    $0                      $190
====================================================================================================================================


Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act, which the Portfolio has acquired during its most recent fiscal year. As of October 31, 1996, the Portfolio held $488,094 of debt securities issued by Lehman Brothers; $633,490 of tri-party repurchase agreements with Lehman Brothers; and $177,188 of debt securities issued by Paine Webber.

For the fiscal years ended October 31, 1995 and 1996, the portfolio turnover rate for the Portfolio was 300.48% and 264.02%, respectively.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties .

5% SHAREHOLDERS

As of February 1, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Portfolios.

HGK Fixed Income Fund

Shareholder                       Number of Shares        %

Sam Agatittee                     149,306.480             11.55%
Laborers Local #322
General Fund
P.O. Box 361
Massena, NY  13662

West Chester Heavy Construction   124,043.305             9.59%

Local 60 General Fund
c/o Joseph Dominick
140 Broadway
Hawthorne, NY  10532

Mechanical Contractors Association        73,309.885                   5.67%
of Eastern Pennsylvania, Inc.
Industry Fund
1601 Market Street
Philadelphia, PA  19103

Laborers' Local Counsel                   64,895.743                   5.02%
Training & Education Fund
c/o Victor Mandia
305 C. Little Britain Road
Newburgh, NY  12550





The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1996, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the 1996 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.